John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on May 1, 2025, and payable on May 30, 2025. No action is required on your part.

Distribution Period:	May 2025
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable May 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 05/01/2025-05/31/2025		11/1/2024-05/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1343	97%	0.7192	74%
Net Realized Short-
Term Capital Gains	0.0037	3%	0.1809	19%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0659	7%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.9660	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2025				11.95%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2025				6.72%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2025				3.21%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2025				3.92%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on June 2, 2025, and payable on June 30, 2025. No action is required on your part.

Distribution Period:	June 2025
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable June 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 06/01/2025-06/30/2025		11/1/2024-06/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1093	79%	0.8311	75%
Net Realized Short-
Term Capital Gains	0.0039	3%	0.1868	17%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0861	8%
Return of Capital or
Other Capital Source	0.0248	18%	0.0000	0%
Total per common share	0.1380	100%	1.1040	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2025				11.37%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2025				6.66%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2025				4.84%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2025				4.44%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on July 1, 2025, and payable on July 31, 2025. No action is required on your part.

Distribution Period:	July 2025
Distribution Amount Per Common Share:	$0.1580

The following table sets forth the estimated sources of the current distribution, payable July 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/01/2025-07/31/2025		11/1/2024-07/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0507	32%	0.8802	70%
Net Realized Short-
Term Capital Gains	0.0359	23%	0.2263	18%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1555	12%
Return of Capital or
Other Capital Source	0.0714	45%	0.0000	0%
Total per common share	0.1580	100%	1.2620	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2025				12.48%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2025				7.56%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2025				6.39%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2025				5.03%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1580 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on August 1, 2025, and payable on August 29, 2025. No action is required on your part.

Distribution Period:	August 2025
Distribution Amount Per Common Share:	$0.1580

The following table sets forth the estimated sources of the current distribution, payable August 29, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/01/2025-08/31/2025		11/1/2024-08/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1163	74%	0.9998	70%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.2250	16%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.1952	14%
Return of Capital or
Other Capital Source	0.0417	26%	0.0000	0%
Total per common share	0.1580	100%	1.4200	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2025				11.83%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2025				7.35%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2025				10.07%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2025				5.51%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1580 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on September 2, 2025, and payable on September 30, 2025. No action is required on your part.

Distribution Period:	September 2025
Distribution Amount Per Common Share:	$0.1580

The following table sets forth the estimated sources of the current distribution, payable September 30, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 09/01/2025-09/30/2025		11/1/2024-09/30/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1274	81%	1.1217	71%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.2351	15%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.2212	14%
Return of Capital or
Other Capital Source	0.0306	19%	0.0000	0%
Total per common share	0.1580	100%	1.5780	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2025				12.02%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2025				7.31%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2025				11.38%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2025				6.09%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1580 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on October 1, 2025, and payable on October 31, 2025. No action is required on your part.

Distribution Period:	October 2025
Distribution Amount Per Common Share:	$0.1580

The following table sets forth the estimated sources of the current distribution, payable October 31, 2025, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/01/2025-10/31/2025		11/1/2024-10/31/2025 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0732	46%	1.1876	68%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.2267	13%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.3217	19%
Return of Capital or
Other Capital Source	0.0848	54%	0.0000	0%
Total per common share	0.1580	100%	1.7360	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2025				12.88%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2025				7.17%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2025				14.25%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2025				6.57%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

1The Fund’s current fiscal year began on November 1, 2024 and will end on October 31, 2025.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2025 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1580 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the Manulife John Hancock Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.